FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending January 19, 2005

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   13-January-05

Housing Loan Collection Period      10-Oct-04 to 09-Jan-05
                                  (inclusive)  (inclusive)

Days in Collection Period             92

Coupon Period          19-Oct-04      to         19-Jan-05
                       (inclusive)             (exclusive)

Days in Coupon Period  		      92

3 month BBSW
at beginning of coupon period         	   5.39330%
3 Month USD-LIBOR      			   2.07000%
Foreign Exchange Rate  0.62354525564

Available Income       			4,042,337.60
Total Available Funds  			4,042,337.60
Accrued Interest Adjustment           	0.00
Redraws Made This Period                110,029,786.29
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			174,051.10
Total Payments         			3,590,393,34
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	31,7746,812.21
Principal Collections  			21,717,025.92
Excess Available Income               	451,944.26
Excess Collections Distribution       	451,944.26
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	220,542,514.37
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.2739%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00      934.4339         55.9687
Class B   0.00    2.212.3060        159.2550

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       197,589,075.28        94.72309%         1.00000
Class B        12,678,706.18         5.27691%
RFS                     0.00              	       0.00000
              210,267,781.46       100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       123,205,730.46         0.0897543
Class B         7,905,747.08         0.2447600
RFS                     0.00
              131,111,477.54

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th January 2005
                Number     Current    Instalment   % by     % by
               of Loans    Balance     Amount $   Number   Balance

Current          2,947  195,036,203  2,227,521   93.70%    92.76%
1 - 29 Days        169   13,057,950    128,743    5.37%     6.21%
30 - 59 Days        20    1,738,011     14,994    0.64%     0.83%
60 - 89 days         2       40,761        484    0.06%     0.02%
90 - 119 Days        3      175,468      1,370    0.10%     0.08%
120 - 149 Days       1       82,537        651    0.03%     0.04%
150 - 179 Days       1       35,332        315    0.03%     0.02%
180+ Days            2      101,519        854    0.06%     0.05%
TOTAL            3,145  210,267,781  2,374,933  100.00%   100.00%


$A
Scheduled principal     		$          3,663,426
Unscheduled principal   		$         18,053,600
Principal Collections   		$         21,717,026

Fixed Interest Rate Housing Loan        $         26,642,871
Variable Rate Housing Loans             $        183,624,910
                        		$        210,267,781






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: January 19, 2005
By:    /s/ Raman Bhalla


Name: Raman Bhalla

Title:   Principal Accounting Officer